                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          --------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                    JULY  17, 1996


       The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
   ------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


                                33-98734
                                --------
             New Jersey         33-84492          68-6127681
             ----------         --------          ----------

             State or other    (Commission     (IRS Employer
             jurisdiction of   File Number)    ID Number)
             incorporation)


             2840  Morris  Avenue,  Union,  New Jersey                07083
             --------------------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,
             including area code:               908-686-2000
                                                ---------------------------

                                   n/a
             --------------------------------------------------------------
             (Former name or former address, if changed since last report)


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             Item 5      Other Events
                         --------------------------------------------


        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the July 17, 1996 Remittance Date.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.




                                        By: /s/ Harry Puglisi
                                        ----------------------------------------
                                           Name:  Harry Puglisi
                                           Title:  Treasurer





Dated: JULY  17,  1996
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               SERVICER'S  CERTIFICATE


   IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 29, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE
   JULY  10, 1996      DETERMINATION  DATE


1  AVAILABLE FUNDS                                                 $4,453,250.75


2  (A) AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          91,439,995.20

   (B) AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH           6,882,580.30

   (C) AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                            98,322,077.83

3  PRINCIPAL PREPAYMENTS RECEIVED DURING
     DUE  PERIOD
   (A) NUMBER OF ACCOUNTS                                                 5

   (B) DOLLARS                                                        122,796.81


4  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                    16,832.37


5  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
     PRINCIPAL RECEIVED DURING THE DUE PERIOD                         199,412.43


6  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
     OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
     AND PORTION PAYABLE TO REGISTERED HOLDERS                      1,237,294.86


7  (A) AMOUNT OF MONTHLY ADVANCE                                        0.00

   (B) AMOUNT OF COMPENSATING INTEREST                                  995.41


8  DELINQUENCY AND FORECLOSURE INFORMATION
     (SEE EXHIBIT K)




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                                                        SERIES 1996 - 1

9  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED LOAN                                   0.00


10 (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
         (i)   ACCRUED INTEREST                           472,440.00
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                 REMITTANCE DATE PLUS INTEREST                  0.00
         (iii) CLASS  A  INTEREST  DISTRIBUTION  AMOUNT
                 ADJUSTMENT                               (19,840.81)
   ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                      452,599.19
                                                                      4.86665796
   (B) CLASS B INTEREST DISTRIBUTION AMOUNT:
         (i)   ACCRUED  INTEREST                           38,714.40
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                 REMITTANCE DATE PLUS INTEREST                  0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                 ADJUSTMENT                                (1,625.76)
   ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                       37,088.64
                                                                      5.29837714
   (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                 AND OTHER RECOVERIES OF PRINCIPAL        315,308.69
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                 INTEREST PURCHASED FOR BREACH OF
                 WARRANTY AND RECEIVED BY THE TRUSTEE           0.00
         (iii) SUBSTITUTION ADJUSTMENTS                         0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                    0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR
                 UNCOLLECTIBLE                                  0.00
         (vi)  RECALCULATED PRINCIPAL ADJUSTMENT             (356.58)
   TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                        314,952.11
                                                                      3.38658183
   (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                 AND OTHER RECOVERIES OF PRINCIPAL          23,732.92
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                 INTEREST PURCHASED FOR BREACH OF
                 WARRANTY AND RECEIVED BY THE                    0.00
         (iii) SUBSTITUTION ADJUSTMENTS                          0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
                 LOSSES THAT WERE LIQUIDATED                     0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                 DELINQUENT 24 MONTHS OR
                 UNCOLLECTIBLE                                   0.00
         (vi)  RECALCULATED PRINCIPAL ADJUSTMENT               (26.84)
   TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                         23,706.08
                                                                      3.38658286

11 (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
         IN CASH AND FROM LIQUIDATION OF
         PERMITTED INSTRUMENTS                                      3,126,553.61

   (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                             0.00

                                        2
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                                                      SERIES  1996  -  1

12 (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                    91,125,043.09
                                                                    979.83917301
   (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                     6,858,874.22
                                                                    979.83917429
   (C) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
         TO BE MADE ON THE REMITTANCE DATE                         97,983,419.64
                                                                  1,036.44918639

13 (A) EXCESS SPREAD                                                  261,750.48

   (B) EXTRA INTEREST                                                 327,043.80

   (C) SPREAD ACCOUNT BALANCE                                       3,126,553.61

   (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT                         3,429,419.69


14 (A) WEIGHTED AVERAGE MATURITY                                         234.776

   (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                           10.428%


15 (A) SERVICING FEE FOR THE RELATED DUE PERIOD                       118,693.02

   (B) PREMIUM PROTECTION FEE FOR THE RELATED
         DUE PERIOD                                                   130,565.50

   (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE
         ACCOUNT                                                        4,916.10


16 AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A) SECTION 5.04 (b)                                                   0.00

     (B) SECTION 5.04 (c)                                                   0.00

     (C) SECTION 5.04 (d)(ii)                                           5,027.85

     (D) SECTION 5.04 (e)                                                   0.00

     (E) SECTION 5.04 (f)                                             114,091.83


17 (A) CLASS A REMITTANCE RATE                                            6.200%

   (B) CLASS B REMITTANCE RATE                                            6.750%

                                         3
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                                                      SERIES  1996  -  1

18 OTHER INFORMATION AS REQUESTED                                          0.00





I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.

THE MONEY STORE INVESTMENT CORPORATION



By:   /s/ Harry Puglisi
- ------------------------------

          HARRY PUGLISI
          TREASURER